 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 15, 2025

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) was held on Wednesday, May 15, 2025. The following matters were submitted to a vote by the stockholders: (1) election of 9 nominees to serve as members of the Board of Directors until the 2026 Annual Meeting of Stockholders, (2) amendment of the 2023 Omnibus Incentive Compensation Plan to increase authorized shares by 2,170,000; (3) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (4) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2025, and (5) vote on a shareholder proposal related to additional requirements for executives to retain significant stock.

Vote 1 - All nominees were elected to the Board of Directors with the following vote counts:

	FOR	AGAINST	ABSTAIN
Carla J. Bailo	47,603,293	2,434,522	40,311
John F. Ferraro	43,626,179	6,422,411	29,536
Joan M. Hilson	49,597,446	439,764	40,916
Jeffrey J. Jones II	45,251,670	4,779,028	47,428
Eugene I. Lee, Jr.	43,605,903	6,443,197	29,026
Shane M. O’Kelly	49,667,009	384,529	26,588
Thomas W. Seboldt	47,610,768	2,436,570	30,788
Gregory L. Smith	49,690,917	356,705	30,504
A. Brent Windom	48,773,054	1,277,298	27,774
There were 5,110,157 broker non-votes recorded for each nominee.

Vote 2 - The vote to amend the 2023 Omnibus Incentive Compensation Plan to increase authorized shares by 2,170,000 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,592,973	1,449,179	35,974	5,110,157

Vote 3 - The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,159,002	3,002,917	5,916,207	5,110,157

Vote 4 - Stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2025. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,943,920	1,211,970	32,393	0

Vote 5 - A majority of the Company’s outstanding shares were cast against the shareholder proposal regarding additional requirements for executives to retain significant stock. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,087,474	33,938,679	51,973	5,110,157

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 19, 2025	/s/ Ryan P. Grimsland
Ryan P. Grimsland
Executive Vice President, Chief Financial Officer